Goodwill and Core Deposit Intangibles - Schedule of Finite-Lived Intangible Assets, Future Amortization Expense (Details) - Core deposit intangibles - USD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Acquired Finite-Lived Intangible Assets [Line Items]
2024	$ 63
2025	54
2026	46
2027	39
2028	34
Thereafter	76
Balance, net of accumulated amortization	$ 312	$ 140	$ 19